                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




  Date of Report (Date of earliest event reported)           July 15, 1999




                             SOBIESKI BANCORP, INC.
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             (Exact name of Registrant as specified in its Charter)




       Delaware                      0-25518                  35-1942803
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(State or other jurisdiction  (Commission File No.) (IRS Employer Identification
  of incorporation)                                              No.)




2930 W. Cleveland Road, South Bend, Indiana                     46628
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(Address of principal executive offices)                      (Zip Code)




 Registrant's telephone number, including area code:      (219) 271-8300
                                                          ---------------




                                       N/A
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          (Former name or former address, if changed since last report)



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Item 5.  Other Events

     On July 15, 1999, Sobieski Bancorp, Inc. (the "Company") issued the press release attached hereto as Exhibit 99, announcing that its 1999 Annual Meeting of Stockholders will be held at 2:00 p.m., local time, on October 19, 1999 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana, and that voting record date for the meeting is September 13, 1999.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

         99    Press release dated July 15, 1999



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 SOBIESKI BANCORP, INC.




Date:       7/15/99              By:/s/ Thomas F. Gruber
      ---------------------         -------------------------------------
                                    Thomas F. Gruber, President and Chief
                                    Executive Officer




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                                   EXHIBIT 99



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                       [SOBIESKI BANCORP, INC. LETTERHEAD]




FOR IMMEDIATE RELEASE

SOBIESKI BANCORP, INC. ANNOUNCES ANNUAL MEETING DATE

SOUTH BEND, INDIANA-- July 15, 1999 -- Sobieski Bancorp, Inc. (Nasdaq: SOBI) today announced that its 1999 Annual Meeting of Stockholders will be held at 2:00 p.m., local time, on October 19, 1999 at the Company's main office, located at 2930 W. Cleveland Road, South Bend, Indiana. The voting record date for the meeting is September 13, 1999.

     Sobieski Bancorp, Inc. is the holding company for Sobieski Federal Savings and Loan Association of South Bend, a community-oriented financial institution operating through three full-service offices in South Bend.